Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.20

WAREHOUSING AND FREIGHT SERVICES AGREEMENT

This Warehousing and Freight Services Agreement (referred to herein as the “Agreement”) is made as of November 1, 2019 (“Effective Date”) by and between Reynolds Consumer Products LLC, a Delaware limited liability company with its principal place of business at 1900 West Field Court, Lake Forest, IL 60045 (referred to at times as “Reynolds”) and Pactiv LLC, a Delaware limited liability company with offices at 1900 West Field Court, Lake Forest, IL 60045 (referred to at times as “Pactiv”). Reynolds and Pactiv are each referred at times in this Agreement individually as a “Party” and collectively as the “Parties”.

RECITALS:

1. The Parties have entered into a Master Supply Agreement dated November 1, 2019 (the “MSA”) under which Pactiv has agreed to manufacture and sell to Reynolds, and Reynolds has agreed to purchase from Pactiv, certain food packaging and foodservice products (the “Pactiv Products”).

2. Reynolds desires that Pactiv receive, store and handle food packaging and foodservice goods manufactured by Reynolds and its Affiliates (the “Reynolds Products”), and (after mixing them with Pactiv Products purchased by Reynolds under the MSA, if applicable) load them for delivery to Reynolds’ third party customers, or directly to Reynolds; on common carrier trucks or hold them for pick up by Reynolds or its third-party customers on the business campuses in the cities, states and provinces listed in attached Schedule 1-A of this Agreement that are owned or leased by Pactiv or its Affiliates (such campuses are referred to herein as the “Warehouses”) and to obtain these storage and related warehouse services from Pactiv as more fully described in the attached Schedule 1-B of this Agreement (the “Warehouse Services”) on the terms and conditions in this Agreement. Pactiv desires to perform such Services for Reynolds on the terms and conditions in this Agreement. By way of clarification, Pactiv Canada, Inc. will perform the Warehouse Services on behalf of Pactiv at the Warehouse located in Bolton, Ontario, Canada.

3. Reynolds further desires Pactiv to arrange on behalf of Reynolds and its Affiliates for third-party common carriers to pick-up orders of Pactiv Products, Reynolds Products or both from the Warehouses and certain other manufacturing and warehouse facilities of Reynolds and its Affiliates located in the United States, Canada and Mexico and to transport and deliver them to third-party customers of Reynolds all as more fully described in Schedule 2 of this Agreement (the “Freight Services”) on the terms and conditions in this Agreement. Pactiv desires to perform the Freight Services for Reynolds on the terms and conditions of this Agreement. The Warehouse Services and the Freight Services will be collectively referred to as the “Services” in this Agreement.

4. Pactiv has been providing the Services to Reynolds for a number of years prior to the Effective Date. In connection with Pactiv providing such Services to Reynolds, the Parties have developed and follow certain standard operating procedures (the “SOPs”). The Parties will be updating their respective business systems over the next six months, and, since the updates to these business systems will require the Parties to modify the SOPs, the Parties intend to negotiate and agree in writing to a document containing the updated SOPs. Until the business systems have been updated and the updated SOPs have been agreed upon, the current SOPs will apply. The SOPs supplement and may amend the provisions in this Agreement and the MSA. In the event of any conflict or inconsistency between this Agreement and the SOPs, the SOPs will govern and control but only with respect to the provision in the SOPs that specifically apply to the performance or delivery of the Services under this Agreement.

5. It is the intention of the Parties to continue operate in substantially the same manner with respect to the practices, procedures, volumes and cost allocations used by the Parties prior to the Effective Date in Pactiv’s providing and Reynolds’ purchasing and using the Services. Therefore, the phrase “commercially reasonable” when used herein means in accordance with the methodology or practices that the Parties used with respect to such action or issue, substantially the same volume with respect to the amount of Services, the same turnaround time with respect to orders and acceptances, or the same protocol for communication that was used by the Parties during the trailing twelve (12) month period immediately prior to the Effective Date.

NOW, THEREFORE, the Parties agree as follows:

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

I. Term and Warehouse and Freight Service Periods

1.

The “Term” of this Agreement will commence on the Effective Date and will end on the earlier of: (i) May 31, 2024 (the “Termination Date”); (ii) a termination date elected by a Party in a written notice delivered to the other Party in the event Pactiv has ceased performing Warehouse and Freight Services for Reynolds at all Pactiv and Reynolds facilities prior to the Termination Date; or (iii) an earlier termination date that occurs in accordance with the Dispute Resolution Section of this Agreement. The rights and obligations of the Parties under this Agreement will survive the expiration or earlier termination of this Agreement with respect to any: (1) Reynolds Products being stored in a Warehouse at the end of the Term; (2) Confidential Information (as defined later in this Agreement) disclosed or received by a Party during the Term; (3) consequences of a breach of this Agreement by a Party; (4) any other statement, decision, act or omission of a Party during the Term concerning or related to this Agreement;(5) reconciliation of any third-party carrier freight charges that were not available for billing prior to the end of the Term; (6) any Dispute (as defined later in this Agreement) between the Parties concerning or related to this Agreement; and (7) any provision that expressly states that it will survive the expiration or earlier termination of this Agreement.

2.

Pactiv will only be required to store Reynolds Products in a Warehouse and perform the other Warehouse Services at each Warehouse from the Effective Date through the Service Expiration Date of the Warehouse listed in Schedule 1-A (the “Warehouse Service Period”). Reynolds must remove all Reynolds Products in a Warehouse on or before its Service Expiration Date or any earlier termination of services at any Warehouse in accordance with other provisions of this Agreement. A Warehouse will be deemed excluded from the scope of this Agreement after its Service Expiration Date.

3.

Reynolds is not obligated to store any quantity of Reynolds Products in a Warehouse under this Agreement. The Parties acknowledge and agree that Reynolds will be executing a regional exit strategy from the Warehouses which will include exiting certain Warehouses prior to the scheduled Service Expiration Dates, and Pactiv will cooperate with Reynolds in executing the strategy to the extent that Pactiv has reasonable advance notice of Reynolds desired exit plan. Therefore, if Reynolds at any time wishes to terminate its right to use Pactiv’s Services at any Warehouse under this Agreement prior to the applicable Warehouse Service Expiration Date, Reynolds may request such early termination to Pactiv in writing identifying a new proposed service expiration date (the “Early Service Expiration Date”) on not less than one hundred and eighty (180) days advance written notice. Unless there are extenuating circumstances that would impair Pactiv’s ability to release Reynolds from the applicable Warehouse on the proposed Early Service Expiration Date, including, without limitation, that Pactiv has no use for the Base Storage Capacity and does not wish to have to solely absorb the cost for such space, Pactiv will promptly consent to the Early Service Expiration Date proposed by Reynolds. If Pactiv reasonably believes there are extenuating circumstances that would impair Pactiv’s ability to release Reynolds from the applicable Warehouse on the proposed Early Service Expiration Date, Pactiv will promptly respond to Reynolds’ request for an Early Service Expiration Date in writing with an explanation of the extenuating circumstances and the Parties will cooperate in seeking a solution to the extenuating circumstances and try to identify a new Early Service Termination Date that is acceptable to both Parties. On or before the agreed Early Service Termination Date, Reynolds must remove all Reynolds Products from the applicable Warehouse and, from and after any Early Service Termination Date, Pactiv will be released of any obligation under this Agreement to perform any Services for Reynolds at the identified Warehouse and Reynolds will be released from its obligation to pay the Base Storage Fee (as defined in Section II.1. and Schedule 1-A of this Agreement) for the Warehouse under this Agreement.

4.

Reynolds is not obligated under this Agreement to purchase any Freight Services from Pactiv; provided, however, that all outbound shipments from the Warehouses during the Term will be arranged by Pactiv and will be provided to Reynolds as part of the Freight Services. Unless the Parties otherwise agree in a signed writing, Reynolds will not be able to order nor will Pactiv be obligated to provide Freight Services after the Termination Date.

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

5.

Notwithstanding anything in the contrary in this Agreement, nothing in this Agreement will require Pactiv to operate its warehousing and transportation functions in a materially different manner than it did in the trailing twelve (12) month period prior to the Effective Date. To the extent that Reynolds anticipates any significant change in its sales or supply chain operations (“Operations Change”), such as (i) commencing sales of a materially different new Reynolds Product that will require different handling procedures, (ii) adding new manufacturing or sourcing locations for production of Reynolds Products to be shipped to the Warehouses or transported using the Freight Services, or (iii) commencing sales to a new customer that has different or unique requirements that will cause a material change in the order fulfillment process or timeframes; then, Reynolds will provide Pactiv as much prior notice of such Operations Change as possible but in no case less than thirty (30) days prior notice. Upon notification of an Operations Change, Pactiv will have not less than ten (10) days to assess whether the Operations Change is likely to cause a material change in its performance of the Warehousing and/or Freight Services hereunder and will have an impact on Pactiv’s ability to provide the Warehousing and/or Freight Services to Reynolds (“Material Impact”). If Pactiv determines that there will be a Material Impact, it will notify Reynolds and the Parties will meet to adjust the Services, pricing or any related matter under this Agreement in a fair and equitable manner given the Operations Change; provided, however, that Pactiv will not be penalized or absorb any additional liabilities, costs or expenses due any Operations Change of Reynolds and an Operations Change will not be implemented unless and until the Parties reach a mutually acceptable signed written agreement on the Operations Change.

II. Warehouse Services

Pactiv will provide Reynolds with the Warehouse Services at the Warehouses listed on Schedule 1-A. The amount of Warehouse storage in cubic feet available to Reynolds at each Warehouse on the terms and conditions of this Agreement and the Service Expiration Date for each Warehouse are listed on Schedule 1-A. The terms and conditions of providing, using and paying for the Warehouse Services are set forth in Schedule 1-B. Notwithstanding anything in this Agreement to the contrary, Pactiv may, but will not be required to, perform Services at a Warehouse that would require, involve or result in Pactiv having to perform Services at a Warehouse or otherwise operate its business in a materially different manner than how Pactiv performed Services at the Warehouses for Reynolds, and Pactiv operated its business, during the trailing twelve (12) month period immediately preceding the Effective Date. By way of example, Pactiv will not be required to perform Services at a Warehouse or otherwise operate its business in compliance with a new standard or other requirement adopted by Reynolds or any of its customers unless Pactiv has expressly agreed to do so in the SOPs or in a signed written amendment to this Agreement

1.

Pricing, Invoice and Payment Terms. During the Term, Reynolds will pay Pactiv fees for each Warehouse that is included in the Agreement as set forth on Schedule 1-A. The “Base Storage Fee,” which is the fee for the fixed cubic feet of warehouse space made available by Pactiv to Reynolds for each Warehouse under this Agreement, and “Additional Storage Fee,” which is the fee per cubic foot of space above the Base Storage Space that Reynolds may access at the Warehouses on the terms and conditions in this Agreement, will increase by one and one-half percent (1.5%) on January 1st of each calendar year of the Term starting on January 1, 2021. Reynolds will pay Pactiv the Base Storage Fee of a Warehouse on or before the first day of each calendar month during its Warehouse Service Period without notice by Pactiv and regardless of the quantity of Reynolds Products actually stored in a Warehouse. If Pactiv has used Additional Storage Capacity of a Warehouse to store Reynolds Products in a calendar month of its Warehouse Service Period, Pactiv will invoice Reynolds for the amount and duration of Additional Storage Capacity used to store Reynolds Products in the calendar month. Reynolds will pay Pactiv the amount owed for the Additional Storage Capacity used to store Reynolds Products in a calendar month within thirty (30) days of invoice. Further details on pricing, invoicing and payment terms may be provided in the SOPs.

4.

Title and Risk of Loss. Title to, and risk of loss of, all Reynolds Products delivered to and accepted by Pactiv at a Warehouse will be and remain with Reynolds at all times. Notwithstanding the foregoing, Pactiv will be liable to Reynolds for any damage to or loss of Reynolds Goods caused by the breach, negligence or intentional misconduct of Pactiv or its employees, agents or suppliers except for Excluded Loss and Damage. The phrase “Excluded Loss or Damage” means loss or damage of Reynolds Products occurring in the Warehouses or

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

otherwise while in the custody of Pactiv: (a) required to be covered by the insurance of Reynolds under Schedule 3 or actually covered by the insurance of Reynolds, or (b) in a calendar year of the Term, an amount of Reynolds Products that represents less than three-tenths of one percent (0.30%) of the total quantity of cases of Reynolds Products stored in the Warehouses in the calendar year.

5.

Protection of Reynolds’ Ownership of the Reynolds Products. Pactiv will identify Reynolds Products received, stored and delivered at the Warehouses as being owned by Reynolds in Pactiv’s records. Reynolds may file a UCC-1 financing statement or other public or private notices required or permitted under Applicable Laws to inform third-parties of the ownership interest of Reynolds in Reynolds Products received, stored and delivered at the Warehouses and to otherwise protect such ownership interest. For the purposes of this Agreement, “Applicable Laws” means the laws of the United States of America, its states and territories, their respective districts, municipalities and other political subdivisions, and the branches, departments, administrative agencies, commissions, courts and other tribunals of the foregoing. For Reynolds Products received, stored and delivered at the Warehouse in Bolton, Ontario, the phrase “Applicable Laws” will also mean the laws of the Canada, its provinces and territories, their respective districts, municipalities and other political subdivisions, and the branches, departments, administrative agencies, commissions, courts and other tribunals of the foregoing. Reynolds will promptly provide Pactiv with copies of any financing statements or other public or private notices filed or sent by Reynolds to protect its ownership interest in Reynolds Products stored in a Warehouse. After all Reynolds Products have been removed from a Warehouse and the Warehouse Services Period of a Warehouse has ended or the Warehouse has otherwise been excluded from this Agreement, Reynolds will promptly cancel any financing statement and other public or private notice previously filed or sent by Reynolds to protect its ownership interest in Reynolds Products stored in a Warehouses. Pactiv will cooperate in good faith with the lawful actions of Reynolds to protect its ownership rights in Reynolds Products received, stored and delivered at the Warehouses, but Pactiv will not have to incur any expense, risk or liability in extending its cooperation unless the action is required as a result of a breach of this Agreement by Pactiv. Pactiv will not: (a) permit, or cause to be created, any interest, pledge, mortgage, encumbrance or other lien or restriction of any kind or nature arising by, through or under Pactiv in Reynolds Products received, stored or delivered at the Warehouse; (b) permit the removal of Reynolds Products from the Warehouse other than as expressly authorized by Reynolds under this Agreement or as required by an order of a court or other governmental entity that Pactiv believes in good faith has been issued in accordance with Applicable Laws; (c) knowingly and intentionally do anything to impair the value of any of Reynolds Products received, stored or delivered at the Warehouse or ownership interest of Reynolds in such goods; or (d) endeavor in good faith to avoid commingling Reynolds Products and Pactiv Products except in connection with filling an outbound delivery. Pactiv irrevocably waives any right it may now have or which it may acquire to claim or file any liens against Reynolds Products while in Pactiv’s possession at a Warehouse. Pactiv agrees to furnish Reynolds promptly with written notice of the seizure by any third party, under Applicable Laws or otherwise, of any of Reynolds Products stored at any Warehouse.

6.

Warehouse Records. Pactiv will create and keep for not less than three (3) years after the date of creation records (whether in printed, electronic or other reproducible format) of: (i) the quantity and type of Reynolds Products received at, stored in and delivered from each Warehouse, (ii) damage to or loss of a Reynolds Products prior to or while in the custody of Pactiv at a Warehouse and (iii) amounts invoiced to and paid by Reynolds under this Agreement. Pactiv will provide Reynolds with copies of these Warehouse records within five (5) business days after Reynolds’ written request made during and for a period of three (3) years after the Term.

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

III. Freight Services

1.

General Description of Freight Services. From the Effective Date until the Freight Services Expiration Date, Reynolds may order shipping of Reynolds’ goods (Reynolds’ goods for which Pactiv arranges shipping on behalf of Reynolds may be referred to herein as “Freight”) from Pactiv. Pactiv will arrange for, manage and pay the third-party carriers (“Carriers”), brokers, freight payment agent and other third parties involved in the transportation of Reynolds Freight. Reynolds will be the designated shipper of record on all shipments of Freight managed by Pactiv on Reynolds behalf. Pactiv will also manage all cargo loss claims against carriers and brokers. A more detailed description of the Freight Services is set forth in Schedule 2 of this Agreement.

2.

Disclaimer of Cargo Liability. Pactiv is not a carrier and Pactiv’s sole obligation under this Agreement is the management of certain of Reynolds’ transportation requirements for the efficient shipment of Reynolds’s Freight. Reynolds therefore releases and agrees to hold harmless and defend Pactiv from any and all liability for cargo loss, damage or destruction claims arising out of the shipment of Reynolds’s Freight.

3.

Pricing and Payment Terms for Freight Services. Pactiv will invoice Reynolds for the actual shipping costs and its service fees for Freight Services as set forth in Schedule 2. All invoices issued for Freight Services hereunder shall be payable within thirty (30) days of receipt.

IV. Taxes

1.

Reynolds Taxes. Reynolds will bear all government taxes, levies, fees and other impositions on the Reynolds Products, their storage in the Warehouses and otherwise required to be paid by recipients of the Services under Applicable Laws (collectively “Reynolds Taxes”). If required or permitted under Applicable Laws, Reynolds will prepare and file any required reports or returns for such Reynolds Taxes directly with, and pay the Reynolds Taxes owed directly to, the appropriate governmental authorities. If Pactiv is required under Applicable Laws to prepare and file any required reports or returns for such Reynolds Taxes directly with, and to collect and remit the Reynolds Taxes owed directly to, the appropriate governmental authorities, Pactiv will do so and invoice and collect the amount of such Reynolds Taxes from Reynolds.

2.

Pactiv Taxes. Pactiv will bear all government taxes, levies, fees and other impositions on the ownership, lease and operation of the Warehouses and otherwise required to be paid by providers of the Services under Applicable Laws (collectively “Pactiv Taxes”). Pactiv will prepare and file any required reports or returns for such Pactiv Taxes directly with, and pay the Pactiv Taxes owed directly to, the appropriate governmental authorities.

V. Representations and Warranties

1.	General Representations, Warranties and Covenants. Each Party represents, warrants and covenants on the Effective Date and at all times during the Term that:

a.	The Party is formed, registered, licensed and operating its business in compliance with Applicable Laws.

b.	The Party is operating its business in compliance with a commercially reasonable code of ethics adopted by such Party.

c.	The Party may enter into and perform its obligations under this Agreement without being in conflict with, or in breach of, any other agreement of the Party.

d.	The Party is solvent, is capable of paying its debts as and when they become due and is paying its debts as and when due.

e.

The Party is not the subject of a criminal investigation nor a defendant in any criminal indictment, petition, complaint or proceeding that carries a potential sentence involving incarceration in excess of one year for any director or executive officer of the Party involved in the alleged criminal misconduct or a fine in excess of $100,000 USD.

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

A Party will promptly notify the other Party of any change in circumstance during the Term in which the Party is no longer in compliance with the foregoing general representations, warranties and covenants. An incident of actual, alleged or suspected non-compliance by a Party with a warranty under this Section being investigated, contested or corrected in good faith by the Party and which, regardless of outcome, will have no material adverse effect on the Party or its performance under this Agreement or on the other Party, will not be considered a breach of this clause. An incident of actual, alleged or suspected non-compliance by a Party of this Section or any other Section of this Agreement will be grounds for the other Party to demand adequate assurances of performance as provided by Section 2-609 of the Illinois Uniform Commercial Code. A Party will have ten (10) days to provide adequate assurances of performance to the other Party in a form acceptable to the other Party in its good faith discretion.

2.

Reynolds Specific Representations, Warranties and Covenants. Reynolds represents, warrants and covenants to Pactiv that each Reynolds Product delivered to and stored with Pactiv or delivered to a Carrier under this Agreement:

a.	Is delivered to the Carrier or to the Warehouse in new and undamaged condition.

b.

Has been delivered to Pactiv or the Carrier in compliance with Applicable Laws, including without limitation with food safety regulations issued by the United States Food and Drug Administration that are applicable to the Reynolds Product.

c.

Is inbound delivered in a properly blocked and braced condition to prevent shifting or toppling of the Reynolds Products upon opening and unloading of a truck trailer at the loading dock of the Warehouse.

d.

Is packaged and delivered on appropriate pallets for storage in the Warehouses in accordance with the customary and usual practices of the Parties. Reynolds may use non-standard pallets for customer requests for promotions, shippers and so forth but Reynolds must notify Pactiv of any non-standard pallets prior to delivering the Reynolds Products to any Warehouse and the amount of any non-standard pallets must be commercially reasonable. Reynolds acknowledges and agrees that the use of any special pallets may require an adjustment in the cube allocation resulting in fewer pallets fitting into the Base or Additional Storage Capacity. Any Reynolds Product delivered to a Warehouse that is not capable of being stacked four pallets high will be allotted cubic feet of storage as if it were occupying four pallets high of storage space. Calculation of cubic feet for storage will be set out in the SOP’s.

e.

Is, and will remain at all times while in the custody of Pactiv, owned solely Reynolds free and clear of all liens, encumbrances and claims (other than those arising by, under or through Pactiv for which Pactiv will be responsible under this Agreement).

f.	Does not infringe on any patent, trademark, copyright, trade secret or other the intellectual property of any third-party registered or otherwise recognized and enforceable under Applicable Laws.

g.	Does not represent nor create a material risk of injury, damage or other harm to Pactiv or any third-party being received, storage and delivered at the Warehouses.

If Pactiv receives a Reynolds Product that fails to conform to these representations, warranties and covenants, the sole remedy of Pactiv for the breach will be to: (1) notify Reynolds within seven (7) business days of receipt that the Reynolds Product is non-conforming and handle or dispose of the non-conforming Reynolds Product at Reynolds’ expense as instructed in writing by Reynolds or, if not so instructed, in accordance with commercially reasonable business practices at Reynolds’ expense; and (2) obtain indemnification from Reynolds for any Indemnified Claim arising from or related to the breach as provided in Section VI.

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

3.	Pactiv Specific Representations, Warranties and Covenants. Pactiv represents, warrants and covenants to Reynolds that:

a.

Reynolds Products will be received, stored and delivered at the Warehouse using the same or a greater standard of care that Pactiv uses in receiving, storing and delivering Pactiv Products at the Warehouse.

b.

Reynolds Products will be delivered at the Warehouse in the same condition and packaging as received at the Warehouse except for ordinary wear and tear, damage or loss caused by an event of Force Majeure and Excluded Loss and Damage.

c.

Warehouses will be operated and maintained, and Services will otherwise be performed, in a commercially reasonable condition and manner in compliance with Applicable Laws, including without limitation with food safety regulations issued by the United States Food and Drug Administration that are applicable to the storage of Reynolds Products.

d.	Reynolds Products will remain at all times free and clear of all liens, encumbrances and claims arising by, through or under Pactiv.

e.

Services will be performed in a manner which do not infringe on any patent, trademark, copyright, trade secret or other the intellectual property of any third-party registered or otherwise recognized and enforceable under Applicable Laws.

If Pactiv receives without rejecting a Reynolds Product but fails to deliver it to Reynolds or a party shipping products for Reynolds, a Reynolds customer, or a Carrier in conformance with these representations, warranties and covenants, the sole remedy of Reynolds for the breach of this Agreement will be to: (1) obtain reimbursement from Pactiv for the actual out of pocket cost to Reynolds of the non-conforming Reynolds Product, except for Excluded Loss or Damage, by notifying Pactiv within thirty (30) days from when Reynolds had or reasonably should have had actual knowledge of the loss, but in no event more than one year after the loss; and (2) obtain indemnification from Pactiv for any Indemnified Claim arising from or related to the breach as provided in the next Section.

VI. Indemnification

1.

A claim that a Party (referred to at times in this Section as an “Indemnifying Party”) is required to defend and indemnify the other Party (referred to at times in this Section as an “Indemnified Party”) under this Agreement is referred to at times in this Section as an “Indemnified Claim”. Defense and indemnification under this Section will include, without limitation, (1) paying or reimbursing the actual, reasonable, substantiated out-of-pocket expenses incurred in connection with the investigation, defense and settlement of any civil, criminal or administrative action, suit, arbitration, mediation, hearing, audit, investigation or other proceeding threatened or commenced against an Indemnified Party on an Indemnified Claim (e.g., fees and expenses of attorneys, accountants, auditors, investigators, consulting experts, testifying experts and other consultants; fees and expenses of an arbitrator or mediator; filing fees and costs imposed by any court, administrative agency or other tribunal; etc.), and (2) satisfying any judgment, award, order, lien, levy, fine, penalty or other sanction imposed against an Indemnified Party on an Indemnified Claim.

2.

Pactiv will defend and indemnify Reynolds against: (1) any third-party claim for personal injury, damage to tangible property or other loss to the extent caused by any actual or alleged breach of this Agreement by Pactiv in receiving, storing or delivering Reynolds Products at a Warehouse under this Agreement or in the performance of any other obligation of Pactiv under this Agreement; (2) any third-party claim for personal injury, damage to tangible property or other loss to the extent caused by any actual or alleged negligence or other legally culpable misconduct of Pactiv in receiving, storing or delivering Reynolds Products at a Warehouse or in the performance of any other obligation of Pactiv under this Agreement; (3) any third-party claim for actual or alleged infringement by Pactiv in performing the Services under this Agreement (except to

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

the extent that the infringement relates to a Reynolds Product or its packaging or is based on intellectual property that that Reynolds has represented and warranted to Pactiv that Reynolds owns and that Reynolds has licensed to Pactiv and that Pactiv has used in compliance with the license terms in performing the Services under this Agreement); (4) the threat or imposition of any fine, penalty or other sanction by a governmental authority on Reynolds to the extent caused by any actual or alleged violation by Pactiv of Applicable Laws; or (5) any actual or alleged claim for compensation or other payment of a Pactiv employee, agent or vendor for goods and services furnished in connection with Pactiv receiving, storing or delivering Reynolds Products at a Warehouse under this Agreement.

3.

Reynolds will defend and indemnify Pactiv against: (1) any third-party claim for personal injury, damage to tangible property or other loss to the extent caused by any actual or alleged breach of this Agreement by Reynolds in receiving, storing or delivering Reynolds Products at a Warehouse under this Agreement or in the performance of any other obligation of Reynolds under this Agreement; (2) any third-party claim for personal injury, damage to tangible property or other loss to the extent caused by any actual or alleged negligence or other legally culpable misconduct of Reynolds in receiving, storing or delivering Reynolds Products at a Warehouse under this Agreement or in the performance of any other obligation of Reynolds under this Agreement; (3) any third-party claim for personal injury, damage to tangible property, or other loss to the extent related the design, manufacture, storage, sale, delivery or use of a Reynolds Product by any person; (4) any third-party claim for actual or alleged infringement by Pactiv in performing the Services under this Agreement (except to the extent that the infringement relates to a Reynolds Product or its packaging or is based on intellectual property that that Reynolds has represented and warranted to Pactiv that Reynolds owns and that Reynolds has licensed to Pactiv and that Pactiv has used in compliance with the license terms in performing the Services under this Agreement); or delivery by Pactiv under this Agreement or in the performance of any other obligation of Pactiv under this Agreement to the extent based on intellectual property that Reynolds has represented and warranted to Pactiv that Reynolds owns and that Reynolds has licensed to Pactiv and that Pactiv has used in compliance with the license term in supplying the product; (4) the threat or imposition of any fine, penalty or other sanction by governmental authority on Pactiv to the extent caused by any actual or alleged violation by Reynolds of Applicable Laws; or (5) any actual or alleged claim or ownership, custody or compensation or other payment by a Reynolds employee, agent, customer, supplier or creditor or any unrelated third-party for Reynolds Products received, stored and delivered at a Warehouse under this Agreement.

4.	As a condition of receiving defense and indemnification under this Section for an Indemnified Claim, the Indemnified Party must:

(1)	notify and tender the defense of an Indemnified Claim to the Indemnifying Party promptly after the Indemnified Party learns of the Indemnified Claim; and

(2)

provide information and cooperation reasonably requested by the Indemnifying Party in the investigation, defense, settlement and satisfaction of the Indemnified Claim. An Indemnifying Party will reimburse the Indemnified Party of any reasonable, actual, substantiated out-of-pocket expense incurred in providing the requested information or cooperation.

5.	If the Indemnifying Party accepts the tender of defense of an Indemnified Claim, with or without reservation, the Indemnifying Party will:

(1)	promptly notify the Indemnified Party of the acceptance of the tender of defense of the Indemnified Claim.

(2)

control the investigation, defense, settlement and satisfaction of the Indemnified Claim, including, without limitation, the selection of licensed, qualified and reputable attorneys, expert witnesses and other consultants and all decisions over settlement and litigation strategy. The Indemnifying Party must act in good faith in exercising control over the investigation, defense, settlement and satisfaction of the Indemnified Claim.

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

(3)	Provide information reasonably requested by the Indemnified Party regarding the investigation, defense, settlement and satisfaction of the Indemnified Claim

6.

An Indemnifying Party, acting in good faith, may elect to settle an Indemnified Claim for which it is responsible under this Agreement involving infringement on the intellectual property of a third-party by: (1) obtaining a license from the third-party allowing the required use of its intellectual property; (2) modifying a product, equipment or process in a manner which avoids infringing on the intellectual property of the third-party; or (3) voluntarily withdrawing the infringing product from the market and either refunding the amount paid by the Indemnified Party for the infringing product or replacing the infringing product with a non-infringing product.

7.

The Parties may disagree on whether a claim is an Indemnified Claim under this Agreement, which Party should be considered the Indemnifying Party and Indemnified Party for an Indemnified Claim or whether each Party is solely or partially liable for an Indemnified Claim and whether and how liability for an Indemnified Claim should be allocated between them. In these and other circumstances in which an actual or potential conflict of interest exists or arises between the Parties with regards to an alleged or agreed upon Indemnified Claim that would preclude their joint representation by a single defense counsel, the Parties will endeavor in good faith to attempt to resolve the conflict. If the Parties are able to resolve the actual or potential conflict of interest, the Parties will memorialize the agreed upon resolution in a written joint defense agreement signed by officers of each Party and their joint defense counsel. If the Parties are unable to resolve the actual or potential conflict of interest, each Party will independently and separately investigate, defend, settle and satisfy the claim subject to their right to pursue payment or reimbursement for costs incurred in doing so from the other Party as provided in this Agreement.

VII. Insurance

During the Term of this Agreement, each Party will maintain the minimum types and amounts of insurance set forth in the schedule appended as Schedule 3 of this Agreement. By way of confirmation, Reynolds, at its expense, will maintain the “all risk” property insurance required under Schedule 3 on all Reynolds Products received, stored and delivered at the Warehouses,

VIII. Limitations on Liability

1.

Disclaimer of Representations and Warranties. Each Party: (1) disclaims all representations and warranties regarding its products, performance, supplied information or business, whether oral or written, express or implied, arising by operation of law or otherwise, including, without limitation, the implied warranty of merchantability and the implied warranty of fitness for a particular purpose, other than those express representations and warranties of the Party in this Agreement; (2) acknowledges that the Party has not relied on, and will not rely on, any representations and warranties of the other Party regarding its products, performance, supplied information or business, whether oral or written, express or implied, arising by operation of law or otherwise, other than those express representations and warranties of the other Party in this Agreement; and (3) waives any claim that the Party may have based, in whole or in part, on any representations and warranties of the other Party regarding its products, performance, supplied information or business, whether oral or written, express or implied, arising by operation of law or otherwise, other than those express representations and warranties of the other Party in this Agreement. Notwithstanding the foregoing, a Party is entitled to rely on (i) the descriptive information in transaction documents issued by either Party in the ordinary course of business during the Term identifying the Reynolds Products (e.g., the type and quantity of Reynolds Products being received, stored or delivered at a Warehouse under this Agreement and the scheduled delivery date and location) and (ii) FDA guaranty letters, material safety data sheets and other similar written assurances issued by Reynolds on its standard forms to Pactiv and other U.S. customers in the ordinance course of business during the Term certifying that a Reynolds Product complies with Applicable Laws and providing any information on the Reynolds Product required under Applicable Laws.

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

2.

Exclusion of Indirect Damages. A Party that breaches this Agreement will only be liable to the other Party for direct damages arising from the breach. Each Party waives any right to recover consequential, incidental, indirect, exemplary, punitive or any other types of indirect damages from the other Party for a breach of this Agreement. Each Party waives any right to recover damages or loss from the other Party arising from or related to this Agreement to the extent the damage or loss incurred by the Party is required to be covered by the insurance of such Party under Schedule 3 or to the extent the damage or loss is actually covered by the insurance of such Party. Notwithstanding the preceding sentence, this Subsection will not limit the liability of a Party for any amount or type of damages for: (1) the defense and indemnification of an Indemnified Claim on which the Party is the Indemnifying Party; (2) infringement by the Party on the intellectual property of the other Party; (3) the unauthorized disclosure or use by the Party of the Confidential Information of the other Party; (4) payment or reimbursement of any amount expressly required to be paid or reimbursed by the Party under a provision of this Agreement; or (5) the intentional misconduct of the Party in violation of Applicable Laws.

3.

Force Majeure. A Party will not be considered in breach of this Agreement or liable to the other Party for any interruption or delay in performance under this Agreement to the extent caused by an event outside of the ability of the performing Party to foresee and avoid with the exercise of commercially reasonable efforts (such an event is referred to at times as an event of “Force Majeure”). Examples of events of Force Majeure include, without limitation: natural disasters; war; acts of terrorism; government action; accident; strikes, slowdowns and other labor disputes; shortages in, or inability to obtain, transportation in required quantities or at commercially reasonable prices or rates; any breach, negligence, criminal misconduct or other act or omission of any third-party; or fire or other insured or uninsured casualty. A Party whose performance is interrupted or delayed by an event of Force Majeure will be excused from the interruption or delay in performance during the event of Force Majeure and for a commercially reasonable period of additional time after the event of Force Majeure that the Party needs to recover from the event of Force Majeure and restore performance. Notwithstanding the foregoing, a Party will only be excused for an interruption or delay in performance under this Subsection for an event of Force Majeure only if the Party: (1) promptly notifies the other Party of the event of Force Majeure and provides information regarding the event of Force Majeure, including its extent and likely duration, and the efforts undertaken by the Party to foresee and avoid interruption or delay in its performance before the occurrence of the event, to mitigate interruption or delay in performance during the event, and to recover from and restore performance following the event; and (2) the Party exercises commercially reasonable efforts to mitigate, recover from and restore performance following the event of Force Majeure. During, and while recovering from and restoring performance following, an event of Force Majeure, Pactiv will act in good faith in allocating its available storage capacity at a Warehouse to store Reynolds Products under this Agreement and any products of Pactiv and its other customers. If an event of Force Majeure interrupts or delays Pactiv from receiving, storing and delivering a Reynolds Product to Reynolds under this Agreement in the quantities and timetable required by Reynolds, Reynolds may cancel any unfilled service orders for the Reynolds Products and procure the required storage capacity for Reynolds Products from one or more other sources until Pactiv has recovered from and restored its ability to perform following the event of Force Majeure. If Pactiv is not able to provide the Base Storage Capacity or Additional Storage Capacity or other Services at a Warehouse because of an event of Force Majeure, Reynolds may enter into warehouse services agreements or make other arrangements to procure the required quantities of storage capacity for the Reynolds Products from one or more other sources for a duration and on terms acceptable to Reynolds in its good faith discretion. In such a circumstance, Reynolds may, but will not be obligated to, resume storing Reynolds Products at Warehouses under this Agreement after Pactiv has recovered from and restored its ability to perform following the event of Force Majeure. If the interruption or delay in the storage of a Reynolds Product at a Warehouse under this Agreement because of an event of Force Majeure has exceeded, or is reasonably likely to exceed, one hundred eighty (180) days, either Party may exclude the Warehouse from this Agreement by delivering written notice to the other Party in which event the Service Expiration Date of the Warehouse will be the date specified in the written notice. The temporary interruption in Service at a Warehouse, or the exclusion of a Warehouse from this Agreement, as a result of an event of Force Majeure will not reduce nor release Reynolds of its obligation to pay the Base Storage Fee on the Warehouse through the date of the Force Majeure event. For example, if a leased Warehouse is destroyed by fire or other casualty and the lessor elects to exercise a right to terminate the lease before it Service Expiration Date and releases Pactiv of its rights and obligations to operate the Warehouse and pay rent and expenses on the Warehouse, Reynolds will be released from its obligation to pay the Base Storage Fee on the Warehouse from and after the Force Majeure date. This Subsection will not excuse nor extend a deadline by which a Party must pay an amount owed under this Agreement or Applicable Laws or by which a Party must exercise any right or remedy under this Agreement or Applicable Laws.

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

IX. Confidential Information and Other Intellectual Property

1.

The Parties anticipate exchanging Confidential Information (as defined in in the next Subsection) over the Term of this Agreement for the purpose of negotiating and entering into Purchase Schedules and amendments to this Agreement, transacting business with one another in accordance with this Agreement and exercising their rights and performing their obligations under this Agreement and Applicable Laws, accounting standards and securities exchange requirements (collectively referred to as the “Authorized Purposes”).

2.	The phrase “Confidential Information” means information meeting all of the following criteria:

(1)

The information is a trade secret or other non-public, proprietary information owned by a Party or its direct and indirect subsidiaries under Applicable Laws (this Party is referred to at times in this Section as the “Disclosing Party”); and

(2)

The other Party (referred to at times in this Section as the “Receiving Party”) requests such information from the Disclosing Party for the Authorized Purposes during the Term (i.e., neither Party wants unsolicited Confidential Information from the other Party); and

(3)

The Disclosing Party discloses such requested information to the Receiving Party during the Term either labelled as “Confidential” or words of similar intent, or describes the disclosed information in reasonable detail in a written notice to the Receiving Party delivered, either at the time of disclosure or within five (5) days of disclosure. If a Disclosing Party neglects to label or deliver timely written notice to the Receiving Party identifying the disclosed information as confidential in nature, the disclosed information will only be treated as Confidential Information under this Agreement if the Disclosing Party is able to demonstrate by clear and convincing evidence that the Receiving Party knew that the disclosed information was a trade secret or other non-public, proprietary information of the Disclosing Party at the time of disclosure.

The criteria in Clause (2) and Clause (3) will not apply to Confidential Information of a Disclosing Party observed or heard by a Receiving Party in a plant, warehouse, facility or system of the Disclosing Party. The existence and terms of this Agreement, and the existence, nature and extent of the business relationship between the Parties, will be considered the Confidential Information of each Party.

3.

The phrase “Confidential Information” also means the Know-How of a Disclosing Party and its direct and indirect subsidiaries that a Receiving Party and its direct and indirect subsidiaries learned of, acquired or otherwise used prior to the Effective Date. The phrase “Know-How” means trade secret and other confidential, proprietary information of a Party or its Affiliate concerning the manufacture, storage, packaging, marketing, sale and delivery of its products. Examples of Know-How may be in the form of drawings, equipment specifications, formulae, formulations, guidelines, manuals, methods, plans, policies, procedures, processes, properties and applications of raw materials and products, tools, dies and molds. A Receiving Party and its direct and indirect subsidiaries may continue to use the Know-How of the Disclosing Party and its direct and indirect subsidiaries in the possession of the Receiving Party and its direct and indirect subsidiaries as of the Effective Date for the Authorized Purposes and in connection with the operation of the business of the Receiving Party and its direct and indirect subsidiaries. Nothing in this Subsection or any other provisions of this Agreement will obligate a Party to disclose or license the use of its Know-How of any kind and in any form arising, discovered, acquired or developed after the Effective Date to the other Party.

4.	The phrase “Confidential Information” does not include, and there will not be any duties of confidentiality or other restrictions under this Agreement for, the following types of information:

(4)	Information which is or becomes available as part of the public domain through any means other than as a result of a breach of this Agreement by the Receiving Party; or

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

(5)	Information, other than Know-How received prior the Effective Date, which is known to the Receiving Party before the disclosure of the same information by the Disclosing Party; or

(6)	Information which is or becomes available to the Receiving Party from a third-party who is not under any duty to preserve the confidentiality of such information; or

(7)	Information which is furnished by the Disclosing Party to a third-party without imposing any duty on the third-party to preserve the confidentiality of such information; or

(8)

Information which is independently developed by the Receiving Party without the use of or reliance on any trade secret or other non-public, proprietary information provided by the Disclosing Party as Confidential Information under this Agreement or under any prior agreement between the Parties; or

(9)

Information that ceases to be a trade secret or other non-public, proprietary information of the Disclosing Party under Applicable Laws through any means other than those enumerated above and that does not involve nor result from a breach of this Agreement by the Receiving Party.

5.

A Party may request and disclose Confidential Information in any form or medium. Confidential Information may include, without limitation, information concerning the assets, liabilities, financing, financial statements, ownership, goods, services, customers, suppliers, marketing, manufacturing, equipment, software, technology, supply chain, business strategies, plans, models, policies, methods, processes, formulae, specifications, drawings, schematics, software and technical know-how of a Disclosing Party. A Receiving Party will take all commercially reasonable actions required to safeguard the Confidential Information of a Disclosing Party in the possession of such Receiving Party against the unauthorized disclosure or use of the Confidential Information by other persons. A Receiving Party will promptly notify the Disclosing Party if the Receiving Party learns of any unauthorized disclosure or use of the Confidential Information of the Disclosing Party by any person. A Receiving Party will cooperate in good faith with the Disclosing Party to prevent any unauthorized disclosure or use of the Confidential Information of the Disclosing Party by any person. A Receiving Party will not be obligated to incur any liability, expense or risk in extending such cooperation to a Disclosing Party, however.

6.	A Receiving Party will not disclose nor use the Confidential Information of a Disclosing Party except as follows:

(1)

A Receiving Party and its Representatives may use the Confidential Information of a Disclosing Party for the Authorized Purposes. A “Representative” means the Affiliates of a Party and the directors, officers, managers, employees, accountants, attorneys, auditors and other agents and consultants of a Party and its Affiliates. An “Affiliate” of a Party means a legal entity that owns and controls, or is owned and controlled by, or is under common ownership and control with, a Party (other than the other Party or any of its direct and indirect subsidiaries), with ownership and control of a legal entity being determined by the ownership of the majority voting interest in the legal entity. A Receiving Party may disclose Confidential Information of a Disclosing Party on a “need to know” basis to only those Representatives of the Receiving Party who require such information for the Authorized Purposes. Before making such a disclosure, the Receiving Party will advise the Representatives of the confidential nature of the information being shared and ensure that duties and restrictions are, or have been, imposed on the Representatives receiving the Confidential Information similar to those imposed on the Receiving Party under this Agreement. A Receiving Party will be liable for any breach of this Agreement by its Representatives.

(2)

A Receiving Party may disclose Confidential Information of a Disclosing Party to a court, governmental entity or any other person in order for the Receiving Party and its Affiliates to comply with Applicable Laws, accounting standards and securities exchange requirements. If legally permissible and reasonably possible, a Receiving Party will notify the Disclosing Party prior to disclosing its Confidential Information pursuant to this Section and cooperate in good faith with any lawful efforts by the Disclosing Party to avoid or limit the disclosure of its Confidential Information. A Receiving Party will not be obligated to incur any liability, expense or risk in extending such cooperation to a Disclosing Party. Based on legal advice of its attorney, a Receiving Party may disclose the Confidential Information of the Disclosing Party by any deadline established under an Applicable Laws, accounting standard and securities exchange requirement.

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

(3)

A Receiving Party may disclose and use the Confidential Information of a Disclosing Party to enforce or interpret this Agreement or any other agreement with the Disclosing Party in any arbitration, court or other legal proceeding. A Receiving Party may disclose and use this Confidential Information of a Disclosing Party to defend the Receiving Party or its Affiliates or their respective Representatives in any arbitration, court or other legal proceeding. In either circumstance, the Receiving Party will ensure that a protective order, agreement or other mechanism is in place to preserve the confidentiality of the Confidential Information.

(4)

A Receiving Party and its Representatives may disclose and use the Confidential Information for any other purpose consented to by a Disclosing Party in a written notice signed by an officer of the Disclosing Party delivered to the Receiving Party. The other purpose described in the written notice will become one of the “Authorized Purposes” from and after the date of such written notice.

7.	In disclosing its Confidential Information to a Receiving Party, a Disclosing Party represents, warrants and covenants to the Receiving Party that:

(1)	The Disclosing Party owns and has the right to disclose and authorize the use of Confidential Information as provided in this Agreement.

(2)	The Receiving Party and its Representatives may use the Confidential Information of the Disclosing Party for the Authorized Purposes provided in this Agreement.

(3)

The Disclosing Party will indemnify, defend and hold harmless the Receiving Party and its Representatives against any claim of a third-party that the disclosure and use of the Confidential Information of the Disclosing Party as provided in this Agreement infringes on a patent, trademark, copyright, trade secret or other intellectual property of the third-party registered in or otherwise recognized and enforceable under Applicable Laws.

Except for the limited representations and warranties in this Section, a Disclosing Party disclaims all other representations and warranties of any kind related to its Confidential Information, whether express, implied or arising by operation of law, including the disclaimer, without limitation, of any representation and warranties concerning merchantability, fitness for a particular purpose, truth, accuracy or completeness.

8.

For Confidential Information that is not a trade secret of a Disclosing Party under Applicable Laws, the rights and obligations of the Parties under this Section will continue until the earlier of (i) sixty (60) months from the date of disclosure to a Receiving Party or (ii) the date such information ceases to be considered Confidential Information under this Agreement. For Confidential Information that is a trade secret of a Disclosing Party under Applicable Laws, the rights and obligations of the Parties under this Section will continue until such information ceases to be a trade secret of the Disclosing Party under Applicable Laws.

9.

A Receiving Party will return or destroy all forms of Confidential Information of the Disclosing Party in the custody of the Receiving Party and its Representatives within ten (10) days of receipt of a written request from the Disclosing Party and after the expiration or earlier termination of this Agreement. This will include, without limitation, all copies, records, documents and other information representing, comprising, containing, referencing or created based on Confidential Information of the Disclosing Party. Notwithstanding the foregoing, a Receiving Party and its Representatives may retain copies of Confidential Information of the Disclosing Party which (x) the Receiving Party and its Representatives are required to retain to comply with Applicable Laws, accounting standards and securities exchange requirements (but only for the duration and in the manner so required for these limited purposes); or (y) have been archived in electronic form by the Receiving Party and its Representatives and which would be unduly burdensome for the Receiving Party and its Representatives to have to search for and delete the Confidential Information of the Disclosing Party.

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

10.

Except for the limited right to disclose and use Confidential Information of a Disclosing Party for the Authorized Purposes provided in the this Section and except for any license of intellectual property granted by a Disclosing Party to the Receiving Party in a Purchase Schedule, this Agreement does not grant a Receiving Party or its Representatives any right, title, interest or ownership in the Confidential Information of the Disclosing Party nor in any patent, trademark, copyright or other intellectual property of the Disclosing Party. As between the Parties during the Term, to be effective, the grant of any right, title, interest and ownership in and to any Confidential Information of Party or in an patents, trademarks, copyrights and other intellectual property of the Party must be in writing and signed by the chief executive officers of the Parties. During the Term, a Party will not develop intellectual property for, on behalf of, or in collaboration with, the other Party unless the Parties have entered into a Purchase Schedule or other separate written agreement signed by an officer of each Party.

X. Dispute Resolution

1.

Negotiation. If a Party believes that the other Party has breached this Agreement or if there is a dispute between the Parties over the interpretation of this Agreement (a “Dispute”), the Parties will endeavor to resolve the Dispute through good faith negotiation for a period of thirty (30) days after a Party notifies the other Party of the Dispute and before either Party requests mediation or files litigation to resolve the Dispute.

2.

Mediation. If the Parties have been unable to resolve a Dispute through good faith negotiation as provided in the prior Subsection, a Party may request that the Parties attempt to resolve the Dispute through mediation by notifying the other Party with a copy to JAMS. The Parties will attempt to select a mutually acceptable JAMS mediator, and a mediation location in Lake County, Illinois or Cook County, Illinois, within ten (10) days of the notice requesting mediation. If the Parties are unable to agree on a JAMS mediator or mediation location, JAMS will appoint the mediator and a mediation location in Lake County, Illinois or Cook County, Illinois. The mediation will be held at the selected mediation location within thirty (30) days of the notice requesting mediation before a JAMS mediator and in compliance with JAMS mediation guidelines. Each party will bear its own costs in preparing for and participating in the mediation and one-half of the fees and expenses charged by JAMS for conducting the mediation.

3.

Litigation. If the Parties are unable to resolve a Dispute through negotiation or mediation as provided in the prior Subsections, a Party may file litigation against the other Party in a court of competent jurisdiction in the United States of America. With respect to litigation involving only the Parties or their Affiliates, the Parties irrevocably consent to the exclusive personal jurisdiction and venue of the U.S. federal and Illinois state courts of competent subject matter jurisdiction located in Lake County, Illinois or Cook County, Illinois and their respective higher courts of appeal for the limited purpose of resolving a Dispute, and the Parties waive, to the fullest extent permitted by Applicable Laws, any defense of inconvenient forum. The Parties waive any right to trial by jury as to any Disputes resolved through litigation. Notwithstanding the foregoing, a Party may file litigation to resolve a Dispute without undergoing either negotiation or mediation as provided in the prior Subsections for any Dispute involving: (i) infringement on intellectual property; (ii) the unauthorized use or disclosure of Confidential Information; or (iii) a request for a temporary restraining order, a preliminary or permanent injunction or any similar types of equitable relief.

4.

Remedies. Except as expressly limited in the preceding Subsections and the other provisions in this Agreement, a Party may immediately exercise any rights and remedies available to the Party under Applicable Laws upon a breach of this Agreement by the other Party. A Party will not suspend performance under nor terminate this Agreement or any accepted purchase order for a product being purchased and sold under this Agreement unless: (1) the other Party is in material breach of this Agreement and has either refused to cure the material breach or has failed to cure the material breach within thirty (30) day of its receipt of written notice of the failure; and (2) the Parties have been unable to resolve the Dispute related to the material breach through negotiation or mediation, or the breaching Party has refused or failed to attempt to resolve the Dispute through negotiation or mediation, as provided in this Section. Notwithstanding the foregoing, a Party may suspend performance or terminate this Agreement or any accepted purchase order for Services being purchased and sold under this Agreement immediately on written notice to the other Party, and without providing the other

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

Party an opportunity to cure the material breach or attempting to resolve a Dispute over the material breach by negotiation or mediation as provided in this Section, for a material breach by the other Party involving substantial harm to the reputation, goodwill and business of the non-breaching Party that cannot reasonably be avoided or fully redressed by providing the other Party an opportunity to cure the material breach.

5.

Late Fees and Collection Costs. If a Party (the “Payor”) fails to pay the other Party (the “Payee”) an amount owed under this Agreement by the payment due date, then the Payor will owe the Payee: (i) the delinquent amount; and (ii) a late payment fee equal to two percent (2%) of the delinquent amount for each full or partial calendar month past the due date that the delinquent amount remains unpaid. In addition, if the Payee has to file litigation to collect the amount owed and the Payee prevails in the litigation, Payor will reimburse Payee for actual, reasonable, substantiated out-of-pocket expenses incurred by Payee in collecting the delinquent amount and accrued late payment fees on the delinquent amount. Under no circumstance will the late payment fee payable to Payee exceed the amount that a creditor may lawfully impose on a debtor on a delinquent amount under Applicable Law.

XI. Miscellaneous

1.

Entire Agreement. This Agreement, including its appended Exhibits and Purchase Schedules entered into during the Term, constitutes the entire agreement between the Parties with respect to the receipt, storage and delivery of Reynolds Products at the Warehouses. This Agreement supersedes all prior and simultaneous representations, discussions, negotiations, letters, proposals, agreements and understandings, whether written or oral, with respect to this subject matter. This Agreement will not be binding on either Party unless and until signed by the chief executive officers of each Party. No handwritten or other addition, deletion or other modification to the printed portions of this Agreement will be binding upon either Party to this Agreement.

2.

Amendments. A Party may not amend this Agreement nor supplement the terms and conditions in this Agreement through the inclusion of additional or different terms and conditions in any quotation, purchase order, invoice, bill of lading, letter, email or other document or communication. This Section does not prevent the reliance on the descriptive information in transaction documents identifying the ordered Products (e.g., the type and quantity of ordered products and scheduled date and location for delivery). No amendment of this Agreement will be valid or effective unless made in writing and signed and exchanged by officers of the Parties. A Party may approve or reject a request for an amendment in its sole and absolute discretion.

3.

Waiver. The failure of either party to insist in any one or more instances upon strict performance of any of the provisions of this Agreement or to take advantage of any of its rights shall not operate as a continuing waiver of such rights. No right or obligation under this Agreement will be considered to have been waived by a Party unless such waiver is in writing and is signed by an officer of the waiving Party and delivered to the other Party. No consent to or waiver of a breach by either Party will constitute a consent to, waiver of, or excuse for any other, different, or subsequent breach by such Party.

4.

Governing Law. This Agreement and all claims or causes of action arising out of or related to this Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the laws of the State of Illinois and the United States of America, without giving effect to its principles or rules of conflict of laws. The United Nations Convention on Contracts for the International Sale of Goods will not govern nor otherwise be applicable to this Agreement.

5.

Severability. If any term of provision of this Agreement, or the application thereof shall be found invalid, void or unenforceable by any government or governmental organization having jurisdiction over the subject matter, the remaining provisions, and any application thereof, shall nevertheless continue in full force and effect.

6.

Assignment. This Agreement, its rights and obligations, is not assignable nor otherwise transferable by either Party, in whole or in part, except with the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, either Party may assign this Agreement in its entirety to any of its Affiliates or to a successor-in-interest in connection with any merger,

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

consolidation, sale of assets or equity interests or other forms of strategic transaction written notice to, but without the prior written of, the other Party provided that: (i) the assignee assumes all rights, obligations and liabilities of the assignor under this Agreement; and (ii) the assignee is not a competitor of the other Party. An assignment of this Agreement, in whole or in part, will not release the assigning Party of its obligations and liabilities under this Agreement, whether arising before or after the effective date of the assignment, unless the other Party approves the release in a written notice to the assigning Party. The assigning Party will provide the other Party with written notice of such assignment prior to or promptly following the effective date of such assignment. A change of majority ownership of a Party will be deemed an assignment of this Agreement unless the assignment is the result of Reynolds Group Holdings Limited ceasing to control the majority ownership of a Party. The restrictions in this Section will not preclude a Party for authorizing one or more of its Affiliates to manufacture, store, purchase, sell or deliver a product, or exercise any other right or perform any other obligation, on behalf of the Party under this Agreement. Subject to the foregoing, all of the terms, conditions and provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and assignees of the respective Parties.

7.	Third Party Beneficiaries. There are no intended third-party beneficiaries of this Agreement.

8.

Good Faith and Cooperation. Except where this Agreement states that a Party may expressly exercise a right or render a decision in its “sole and absolute discretion”, a Party will exercise its rights under this Agreement in its good faith business judgment. A Party will perform its obligations under this Agreement in a commercially reasonable manner consistent with industry practices and in compliance with Applicable Laws. A Party will promptly take such actions, provide such information and sign such documents as the other Party may reasonably request to obtain the benefits and exercise the rights granted, and to perform the obligations imposed, under this Agreement.

9.

Notices. Any notice required or permitted to be provided by a Party under this Agreement will be made to the notice address of the receiving Party set forth below or to an alternate notice address later designated by the receiving Party in accordance with this Subsection. Notices will be effective upon actual receipt by the receiving Party. An emailed notice will be effective against a receiving Party only if the Receiving Party acknowledge receipt of the emailed notice in a return notice to the notifying Party. A receiving Party agrees to acknowledge receipt of an email notice in good faith promptly following receipt. A Party may change its address for notice by giving notice to the other party Pursuant to this Subsection.

Address for notice to Pactiv:

Pactiv LLC

1900 West Field Court

Lake Forest, IL 60045

Attn: John McGrath, Chief Executive Officer

Email: jmcgrath@pactiv.com

For any notice concerning an Operations Change, breach or termination, with a copy to:

Pactiv LLC

1900 West Field Court

Lake Forest, IL 60045

Attn: Steven R. Karl, General Counsel

Email: skarl@pactiv.com

Address for notices to RCP:

Reynolds Consumer Products LLC

1900 W. Field Court

Lake Forest, IL 60045

Attention: Lance Mitchell, Chief Executive Officer

Email: Lance.Mitchell@ReynoldsBrands.com

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

For any notice concerning a breach or termination, with a copy to:

Reynolds Consumer Products LLC

1900 W. Field Court

Lake Forest, IL 60045

Attention: David Watson, General Counsel

Email: David.Watson@ReynoldsBrands.com

10.

Independent Contractors. The relationship of the Parties established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to: (a) give either Party the power to direct and control the day-to-day activities of the other Party, (b) establish the Parties as partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking, or (c) allow a Party to bind the other Party in any manner or otherwise create or assume any obligation on behalf of the other Party for any purpose whatsoever. A Party will not be considered an agent of the other Party.

11.

Non-Exclusive Supply Relationship. This Agreement is not evidence of, nor does it create, any form of exclusive supply relationship between the Parties concerning the receipt, storage or delivery of Reynolds Products at any Warehouse. Nothing in the Agreement obligates Reynolds to store any Reynolds Products at a Warehouse during the Term.

12.

Construction. Unless the context otherwise requires, the following rules of construction will be applied to in the interpretation of the agreement: (1) headings are for convenience only and do not affect interpretation; (2) singular includes the plural and vice-versa; (3) gender includes all genders; (4) if a word or phrase is defined, its other grammatical forms have a corresponding meaning; (5) the meaning of general words is not limited by specific examples introduced by “includes”, “including” or “for example” or similar expressions; (6) the word “person” includes an individual, corporation, company, trust, partnership, limited partnership, unincorporated body, joint venture, consortium or other legal entity; (7) a reference in any Purchase Schedule or Exhibit to an section, subsection or clause is a reference to a section, subsection or clause in that Purchase Schedule or Exhibit unless otherwise identified; (8) reference to an Exhibit is a reference to an Exhibit described, appended or otherwise identified in this Agreement; (9) a reference to conduct includes, without limitation, an omission, statement or undertaking, whether or not in writing; (10) a reference to a third-party is a reference to a person who is not a Party to this agreement; (11) where a period of time is specified for the performance of any act and dates from a given day or the day of an act or event, the period shall be exclusive of that date; and (12) the Parties agree that this Agreement is the product of negotiation between sophisticated parties and individuals, all of whom were or have been given the opportunity to be represented by counsel, and each of whom had an opportunity to participate in, and did participate in, negotiation of the terms hereof; accordingly, the Parties acknowledge and agree that the Agreement is not a contract of adhesion and that ambiguities in the Agreement, if any, shall not be construed strictly or in favor of or against either Party, but rather shall be given a fair and reasonable construction.

13.

Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against the Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument. Acceptance of this Agreement may be made by e-mail, mail or other commercially reasonable means showing the signatures of the chief executive officers of the Parties.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE AND EXHIBITS FOLLOW

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Reynolds Consumer Products LLC and Pactiv LLC

Confidential Treatment Requested by Reynolds Consumer Products Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have executed this Warehouse and Freight Services Supply Agreement effective as of the Effective Date.

PACTIV LLC

By:	/s/ John McGrath
John McGrath
Chief Executive Officer

REYNOLDS CONSUMER PRODUCTS LLC

By:	/s/ Lance Mitchell
Lance Mitchell
Chief Executive Officer

Execution Copy 10-24-2019

Warehouse and Freight Services Agreement Dated November 1, 2019

Between Pactiv LLC

And Reynolds Consumer Products LLC